Exhibit 99.2

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Investor Presentation

First Quarter 2005 Conference Call

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VendingData™ Corporation (VNX) develops consistently reliable, cost-effective products and services for the gaming industry that increase the security, productivity and profitability of casino operations

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Forward Looking Statements

Safe Harbor Statement

Statements in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations that could be affected by risks and uncertainties, which include, but are not limited to, the risks described from time to time in VendingData Corporation reports to the Securities and Exchange Commission, which include VendingData™ Corporation’s Forms 10-KSB, 10QSB and 8K.

Q1 2005 Financial Review

Founded:	1995, as Casinovations Incorporated

Corporate Office:	Las Vegas, NV
Service Centers:	Detroit, MI; Seattle, WA
Assembly and Asian Operations:	China Guangdong Province
Employees:	50 U.S., 70 China

	Q1 2005		Q1 2004
Revenues:	$861,400		$1.3	million
Gross Margin:	45.5%		39.6%
SG&A Expenses:	$2.4	million	$1.4	million
Net Income:	$(2.5	)million	$(1.5	)million
Net Income per share:	$(0.15)		$(0.09)
Cash:	$6.5	million	$925,000
Total Current Assets:	$17.2	million	$11.2	million
Total Current Liabilities:	$4.5	million	$4.3	million
Notes payable:	$12	million	$3.25	million
Shares Outstanding:	17,199,558		17,105,700

NOL: $54 million

Insider stock ownership (Diluted): 32.5%

Table Game Support Products

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Deck Checker™

Deck Checker™ - Introduced 2003

Automated Playing Card Scanning Machine

Market Potential - up to 5,000 units

serving 41,000 gaming tables worldwide

•                                          Recycles cards for use

•                                          Verifies new cards before use

•                                          Certifies cards before destruction

•                                          OPTIONAL ACCESSORIES

•                                          Card Vaults Numbered Vault Seals

•                                          Thermal Paper

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PokerOne™ Shuffler

PokerOne™ Shuffler- Available 1Q 2005
Introductory Pricing*

Market Potential – 8,000 gaming tables worldwide

•                  Our plug and play product for specialty games

•                  User adjustable for any type of playing card

•                  DC voltage provides for lower operating temperatures

•                  Untrackable randomness

•                  Highly reliable

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*Pricing Valid for a Limited Time After Initial Lab Approval

RandomPlus™ Shuffler

RandomPlus™ Shuffler
Next Generation Random Ejection Shuffler

Market Potential – 41,000 gaming tables worldwide

Option 1 Cash	Option 2 Terms	Option 3 Rental

•                  Retains same basic operating system for card restacking

•                  New technology increases reliability and lowers maintenance costs

•                  Engineering to Manufacturing in 30 to 45 days

•                  Meaningful revenue second half 2005

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IP and Regulatory Licenses

INTELLECTUAL PROPERTY:

SecureDrop®:                      6 patents and 3 patent applications pending

Shufflers:                                                9 patents in US, 2 Australia, 1 Canada; 9 patent applications pending

Deck Checker™:       1 patent in US and 1 patent in S. Africa and 4 patent applications, 1 each in US, Australia, Canada, China and Europe

REGULATORY LICENSES:

The Company has spent approximately seven years securing more than 100 licenses, permits and permissions

Situational Analysis

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VendingData ™ is headquartered in Las Vegas, Nevada. In early 2003, Manufacturing was moved to China. Starting in late 2003 Engineering activities were systematically moved to China as well.

Resulting deficiencies currently being addressed include:

•                  Fill Management Positions - employee morale/recruiting experienced/talented/quality individuals.

•                  Right-size Inventory Levels – create process for manufacturing based on sales forecasting, just in time delivery.

•                  Improve Product Introduction Timing - Corporate Licensing - Product Approval

•                  Create Innovator Image – company must maintain competitive edge - Corporation as a whole needs to be familiar with the evolution in table games practices and build products accordingly. (i.e. Pai Gow Poker)

•                  Add and Properly Train Engineering Staff in Nevada – support with product documentation in the US.

•                  Renew Focus on Service - improve brand/company service reputation.

•                  Properly Manage Network Computer Systems - security, computer usage regulation, and centrally archive Intellectual Property protection, and business continuity planning.

•                  Launch Aggressive Marketing Strategies Beyond Presence at Trade Shows.

Corporate Goals

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•                  Successful deployment of the PokerOne

This product places us, for the first time, in a situation where we enjoy at a minimum equality with competition, and possibly in a superior product position.

•                  Successful deployment of the RandomPlus

This product is in a superior position relative to competition in terms of reliability and serviceability

•                  Continue to build on the current deployment initiatives of the Deck Checker

This product is in a superior position relative to competition in terms of reliability and serviceability.

•                  The protection of current and future intellectual property

The inherent value of our technology is recognized as a core asset of our shareholders

•                  The development of an accountability based business structure

•                  Develop and implement business systems and process methodologies.

•                  Develop and implement R&D, Engineering, and Manufacturing Management structure and processes

•                  Enhancement of current technology

Self-fund the R&D necessary for the continuing development of the products.

•                  Deliver superior customer service and support to enhance product offerings

Support staff must become industry experts, through ongoing training

•                  Strengthen and expand strategic alliances

Corporate Milestones

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Milestones

•                                          New Hires – Manufacturing Head, Chief Financial Officer, Operations Head, Sales personnel, Additional Outside Board Members

•                                          Sales Improvements and Operating Cost Initiatives

•                                          PokerOne™ - Nevada Gaming License – has been received in May 2005; GLI approval expected by June 2005, with product approval letters requested in the following jurisdictions: California, Missouri, Colorado, New Mexico, Connecticut, New York, Illinois, North Dakota, Indiana, Oregon, Iowa, South Dakota, Kansas, Washington, Louisiana; The States of New Jersey Casino Control Commission Approval expected by July 2005

•                                          RandomPlus™ - GLI approval expected by May 2005, with product approval letters requested in the following jurisdictions: Arizona (tribal), Louisiana, California (tribal and non-tribal), Minnesota ( tribal), Indiana (non-tribal), Missouri (non-tribal), Iowa

•                                          SecureDrop™ - Evaluating this product and assessing both the marketability and the competitive landscape from both a product and geographic viewpoint.  Initially assessments indicate the international markets and specifically the emerging countries may provide our greatest opportunity for secure drop sales.

•                                          Potential Strategic Relationships

•                                          Cash Flow Neutral to Positive on a Intermittent Monthly Basis by Late 2005

•                                          Shuffle Master Litigation – Suit I - Second week of June - Trial – which may last approximately 12 days – Suit II -May 16 - Markman Hearing, Aug 16 - Close of Discovery, May 22 (approximate) Shuffle Master Federal Circuit Brief, Jun 3 (approximate) Vending Data Federal Circuit Reply, The case will likely be scheduled for trial in 2006

Business Assumptions

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Business Assumptions to Achieve Cash Flow Breakeven

•                  Rollout of PokerOne™ and RandomPlus ™ in 2nd Half of 2005.

•                  Evaluate SecureDrop® opportunity.

•                  PokerOne™, RandomPlus ™, and Deck Checker™ pricing models updated for competitive landscape.

•                  Operational expenses increase by 3% year-over-year from 2004 run rate.

•                  Reduced Travel & Entertainment, and Legal expenses in 2005.

•                  Hiring of essential staff in 2005 to increase LV headcount by 9-10 additional staff from current levels.

•                  Commission model changed.

Summary

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•                  New Management with a Mission and a Sense of Urgency

•                  Strong growth opportunities – Effective Products and IP

•                  High Barriers to entry – Patents and Licenses

•                  Low Cost Operations - Margin expansion opportunities

•                  Distribution Partnerships

•                  Execution

THANK YOU

For more information, visit our web site at WWW.VENDINGDATA.COM

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